SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                          DATE OF EARLIEST REPORT

                                 April 20,  2006
                        (DATE OF EARLIEST EVENT REPORTED)

                            NEW MEDIUM ENTERPRISES, INC.
         -----------------------


            (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


STATE  OR  OTHER  JURISDICTION  OF                  (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                    IDENTIFICATION


             11-3502174                                         NEVADA

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING ARE CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                             MAHESH  JAYANARAYAN,  CEO
                                  195  THE  VALE
                                  LONDON  W3  7QS  UK
                            TEL:  011  44  208  746  2018
                            FAX:  011  44  208  749-8025


ITEM:  3.02  UNREGISTERED  SALES  OF  EQUITY  SECURITIES


     On April 20, 2006, the Company sold 7,178,593 Common shares to one investor at $0.12 per share and received proceeds of $861,431.21 USD equivalent. These shares are "Restricted Securities" as the term is defined in rule 144 under the Securities Act. The Company relied on exemption 4.2 of the Securities Act of 1933. The Company has undertaken to register the shares with the SEC.

     The proceeds are expected to be used for company operations.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







New  Medium  Enterprises,  Inc.
- -------------------------------
(Registrant)


By:  /s/  Mahesh Jayaranayan
Chief Executive Officer, President
May 9, 2006